SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Gold & Precious Metals Fund

Effective October 1, 2013, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

Terence P. Brennan, Director. Lead Portfolio Manager of the fund. Joined the fund in 2011.
Manuel Tenekedshijew, Vice President. Portfolio Manager of the fund. Joined the fund in 2009.

Please Retain This Supplement for Future Reference

September 30, 2013
PROSTKR-302